SUPER VISION INTERNATIONAL, INC.
                              8210 PRESIDENTS DRIVE
                             ORLANDO, FLORIDA 32809

                                 PROXY STATEMENT

                         RELATING TO THE ANNUAL MEETING
                     OF STOCKHOLDERS TO BE HELD MAY 4, 2001

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        SUPER VISION INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)
         -----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.
         1)       Title of each class securities to which transaction applies:
         -----------------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5)       Total fee paid:
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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         -----------------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         3)       Filing Party:
         -----------------------------------------------------------------------
         4)       Date Filed:
         -----------------------------------------------------------------------

SUPER VISION INTERNATIONAL, INC.                         Brett Kingstone
8210 Presidents Drive                                    Chairman of the Board,
Orlando, Florida  32809                                  President  and
                                                         Chief Executive Officer

April 3, 2001


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Super Vision International, Inc. The Annual Meeting will be held at the principal executive offices of Super Vision International, Inc. at 8210 Presidents Drive, Orlando, Florida 32809, on Friday, the 4th day of May, 2001, at 10:30 a.m. Eastern Time, and thereafter as it may from time to time be adjourned.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you may do so.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to seeing you at the Annual Meeting.

                                                   Sincerely,



                                                   /s/ Brett Kingstone

                        SUPER VISION INTERNATIONAL, INC.
--------------------------------------------------------------------------------

                                    NOTICE OF
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT

           ----------------------------------------------------------
                   Date:      May 4, 2001
                   Time:      10:30 a.m.
                   Place:     Super Vision International Inc.
                              8210 Presidents Drive
                              Orlando, Florida 32809
           ----------------------------------------------------------

Dear Stockholders:

         At our Annual Meeting, we will ask you to:

         o        Elect six directors to the Board of Directors;

         o Ratify the selection of Ernst & Young LLP as independent auditors for 2001; and

         o Transact any other business that may properly be presented at the Annual Meeting.

                                   RECORD DATE

         If you were a stockholder of record at the close of business on March 12, 2001, you are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the meeting will be available during business hours for ten days prior to the Annual Meeting at our offices, 8210 Presidents Drive, Orlando, Florida 32809, for examination by any stockholder for any purpose germane to the meeting.

                               PROOF OF OWNERSHIP

         Attendance at the Annual Meeting will be limited to stockholders of record or their authorized representative by proxy. If your shares are held through an intermediary, such as a bank or broker, you must present proof of your ownership of Super Vision shares at the Annual Meeting. Proof of ownership could include a proxy from the intermediary or a copy of your account statement, which confirms your beneficial ownership of Super Vision shares.


                                            By order of the Board of Directors,


                                            /s/  Brett Kingstone
                                            ------------------------------------
                                            Brett Kingstone
                                            Chairman of the Board, President and
                                            Chief Executive Officer

April 3, 2001

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING...................................................................1
   Why Did You Send Me this Proxy Statement?......................................................................1
   How Many Votes Do I Have?......................................................................................1
   How Do I Vote by Proxy?........................................................................................1
   May I Revoke My Proxy?.........................................................................................1
   How Do I Vote in Person?.......................................................................................2
   What Vote Is Required to Approve Each Proposal?................................................................2
   Is Voting Confidential?........................................................................................2
   What Are the Costs of Soliciting the Proxies?..................................................................2
   How Can I Obtain an Annual Report on Form 10-KSB?..............................................................3
INFORMATION ABOUT SUPER VISION INTERNATIONAL, INC. COMMON STOCK OWNERSHIP.........................................3
   How Much Stock is Owned By Directors, Executive Officers and At Least 5% Stockholders?.........................3
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS................................................................4
   The Board of Directors.........................................................................................4
   The Committees of the Board....................................................................................5
   How Do We Compensate Our Directors.............................................................................5
   The Executive Officers.........................................................................................6
   Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply with Section 16(a) Beneficial
   Ownership Reporting in 2000?...................................................................................6
   How Do We Compensate Our Executive Officers....................................................................6
SUMMARY COMPENSATION TABLE........................................................................................6
AGGREGATE OPTION EXERCISES DURING FISCAL YEAR 2000 AND YEAR-END OPTION VALUES.....................................7
1994 STOCK OPTION PLAN............................................................................................7
ARRANGEMENTS WITH OFFICERS AND DIRECTORS..........................................................................8
   Proposal 1:  Elect Six Directors...............................................................................9
   Proposal 2:  Ratify Selection of Independent Auditors for 2001................................................11
AUDIT COMMITTEE REPORT...........................................................................................12
OTHER MATTERS....................................................................................................12
INFORMATION ABOUT STOCKHOLDER PROPOSALS..........................................................................12
EXHIBIT A  AUDIT COMMITTEE CHARTER...............................................................................14
   Proxy for 2001 Annual Meeting of Stockholders.................................................................16

                             PROXY STATEMENT FOR THE
                        SUPER VISION INTERNATIONAL, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Proxy Statement?

         The Board of Directors of Super Vision International, Inc. sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 3, 2001 to all stockholders entitled to vote. Stockholders who owned Super Vision International common stock at the close of business on March 12, 2001 are entitled to vote. Effective March 12, 2001, there were 2,065,543 shares of Super Vision Class A common stock and 483,264 shares of Super Vision Class B common stock outstanding. Common stock (including both Class A and Class B) is our only class of voting stock.

How Many Votes Do I Have?

         Each share of Class A common stock that you own entitles you to one vote for each matter to be acted upon at the Annual Meeting. Each share of Class B common stock that you own entitles you to five votes for each matter to be acted upon at the Annual Meeting. The proxy card enclosed herewith indicates the number of Super Vision shares of each class of common stock that you own.

How Do I Vote by Proxy?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors, as follows:

         o        "FOR" the election of all six nominees for director; and

         o "FOR" the ratification of Ernst & Young LLP as independent auditors for 2001.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date;

         o You may notify Super Vision's Secretary in writing before the Annual Meeting that you have revoked your proxy; or

         o        You may vote in person at the Annual Meeting.

How Do I Vote in Person?

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 12, 2001, the record date for voting.

What Vote Is Required to Approve Each Proposal?

Proposal 1: Elect Six Directors        The six nominees for director who
                                       receive the most votes (a "plurality" as required by Delaware law) will be elected. So, if you do not vote for a particular nominee, or you indicate
                                       "withhold authority to vote" for a
                                       particular nominee on your proxy card,
                                       your vote will not count either "for" or "against" the nominee. A "broker non-vote" (i.e., when a broker does not have authority to vote on a specific issue) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.


Proposal 2:                            The affirmative vote of a majority of
Ratify Selection of Auditors           the shares present in person or by proxy
                                       at the Annual Meeting is required to
                                       ratify the selection of independent
                                       auditors. Shares represented by proxy
                                       which are marked "abstain" will have the effect of a vote against Proposal 2. A broker non-vote will not have the effect of a vote against Proposal 2, since broker non-votes are considered "not entitled to vote" on that matter.

Quorum; The Effect of                  A majority of the outstanding shares of
Broker Non-Votes and Abstentions       Class A and Class B common stock
                                       represented in person or by proxy will
                                       constitute a quorum. Your broker is not
                                       entitled to vote on a proposal unless it receives instructions from you. Even if your broker does not vote your shares on a proposal, such broker non-votes will count as shares present for purposes of determining the presence or absence of a quorum for the transaction of business.
                                       Similarly, abstentions are also counted
                                       for determining if a quorum is present.

Is Voting Confidential?

         As a matter of policy, proxies, ballots and voting tabulations that identify individual stockholders are held confidential by Super Vision. That information is available for examination only by the inspectors of election who are employees appointed to tabulate the votes. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

What Are the Costs of Soliciting the Proxies?

         Super Vision pays the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph, or by Super Vision officers and employees without additional compensation. Super Vision pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

How Can I Obtain an Annual Report on Form 10-KSB?

         The 2000 Form 10-KSB will be filed with the Securities and Exchange Commission on or about March 21, 2001. If you would like a copy of the Annual Report (including financial statements, but without exhibits), without charge, please write to:

                           Corporate Secretary
                           Super Vision International, Inc.
                           8210 Presidents Drive
                           Orlando, Florida  32809



    INFORMATION ABOUT SUPER VISION INTERNATIONAL, INC. COMMON STOCK OWNERSHIP

How Much Stock is Owned By Directors, Executive Officers and At Least 5% Stockholders?

         The following table shows, as of March 1, 2001, (a) all persons we know to be "beneficial owners" of more than five percent of the outstanding common stock of Super Vision, and (b) the common stock owned beneficially by Super Vision directors and named executive officers and all executive officers and directors as a group. Each person has sole voting and sole investment power with respect to the shares shown, except as noted.

                                                                        Shares Beneficially Owned (2)
                                                           --------------------------------------------------------
                                                                 Number           Percent Ownership
                                                           ------------------    -------------------      Total
Beneficial Owners (1)                                      Class A    Class B    Class A     Class B   Voting Power
                                                           -------    -------    -------     -------     --------
Brett M. Kingstone(3) .................................    345,387    483,264      16.72%        100%       61.62%
Kingstone Family Ltd Partnership II (4) ...............    291,387    483,264      14.11%        100%       60.41%
Edgar Protiva(5) ......................................     13,498       *           *            *           *
Eric Protiva(5) .......................................     13,498       *           *            *           *
Brian McCann(6) .......................................     11,000       *           *            *           *
Anthony Castor III(6) .................................     10,000       *           *            *           *
Fritz Zeck (6) ........................................      7,000       *           *            *           *
Hayward Industries, Inc.(7) ...........................    449,064       *         21.74%         *         10.02%
Cooper Lighting, Inc. (8) .............................    250,369       *         12.12%         *          5.59%
All executive officers and
  directors as a group (seven persons) (9) ............    400,383    483,264      19.38%        100%       62.85%

---------------------
* Represents a percentage of beneficial ownership that is less than 1%.

(1) Unless otherwise stated, the address for all persons listed above is Super Vision International, Inc., 8210 Presidents Drive, Orlando, Florida 32809.

(2) "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Super Vision common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote the stock, or to sell it, or if you have the right to acquire it within 60 days. The percent of shares beneficially owned as of March 1, 2001 was calculated based upon 2,548,807 outstanding shares, consisting of 2,065,543 shares of Class A and 483,264 shares of Class B common stock outstanding.

(3) This amount includes the following shares owned by the Kingstone Family Limited Partnership II (KFLPII), of which Mr. Kingstone controls and is the general partner: (i) 483,264 shares of Class B common stock; (ii) 289,187 shares of Class A common stock that may be acquired upon the exercise of warrants that were exercisable as of (or will become exercisable within 60 days after) March 1, 2001; and (iii) 2,200 shares Class A Common stock. In addition, this amount includes 54,000 shares of Class A common stock which may be acquired upon the exercise of options granted pursuant to the Company's stock option plan.

(4) Kingstone Family Limited Partnership II (KFLPII) was formed in 1998 by Mr. Kingstone, and he is the general partner. KFLPII has granted Hayward Industries, Inc. an option to purchase up to 28,918 shares of Class A common stock that may be acquired upon exercise of the KFLPII warrants to purchase 289,187 shares of Class A common stock. These warrants granted to Hayward will vest only if the KFLPII fully or partially exercises the option to purchase 289,187 shares of Class A common stock. Similarly, KFLPII has granted Cooper Lighting, Inc. an option to purchase up to 28,918 shares of Class A common stock that may be exercised upon exercise of the KFLPII warrants to purchase 289,187 shares of Class A common stock. These warrants granted to Cooper will vest only if the KFLPII fully or partially exercises the option to purchase the 289,187 shares of Class A common stock.

(5) This amount includes 1,498 shares of Class A common stock. The balance of 12,000 shares of Class A common stock may be acquired upon the exercise of options granted for serving as a director of the Company that were exercisable as of March 1, 2001, or that will become exercisable within 60 days after March 1, 2001.

(6) All of these shares consist of Class A common stock, and all may be acquired upon the exercise of options granted for serving as a director of the Company that were exercisable as of March 1, 2001, or that will become exercisable within 60 days after March 1, 2001.

(7) The address of Hayward Industries, Inc. is 900 Fairmont Avenue, Elizabeth, New Jersey 07207. This amount represents shares of Class A common stock, and also includes 199,584 warrants to purchase Class A common stock that were exercisable as of March 1, 2001, or that will become exercisable within 60 days after March 1, 2001. However, this amount does not include (a) warrants to purchase up to 49,896 shares of Class A common stock at $8.02 per share, subject to the satisfaction of certain contingencies set forth in a distributorship agreement with Super Vision, and (b) up to 28,918 shares that maybe acquired upon exercise of the options owned by Hayward Industries described in footnote (4) above.

(8) The address of Cooper Industries, Inc. is 400 Busse Road, Elk Grove Village, Illinois 60007-2195. This amount represents shares of Class A common stock, but does not include 28,918 shares that may be acquired upon exercise of the options owned by Cooper Lighting Inc., in footnote
         (4) above.

(9) This amount includes shares that may be acquired upon exercise of options and warrants held by directors and executive officers of Super Vision that were exercisable as of March 1, 2001, or that will become exercisable within 60 days after March 1, 2001. This amount does not include an aggregate of 40,000 shares that may be acquired upon exercise of options held by executive officers of Super Vision which are not exercisable during the next 60 days.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

         The Board of Directors oversees the business and affairs of Super Vision and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman of the Board, other key executives and our principal external advisors (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send to them and by participating in Board and committee meetings.

         The Board met one time during fiscal year 2000 and acted by unanimous consent three times. Attendance at the Board and committee meetings was at least 75% for each director.

The Committees of the Board

         The Board had two permanent committees in fiscal year 2000: the Audit Committee and the Stock Option Committee. There is no compensation or nominating committee.

The Audit Committee                    The Audit Committee reviews and approves
                                       the audit reports rendered by the
                                       Company's independent auditors and
                                       reviews the effectiveness of Super
                                       Vision's internal accounting methods and procedures. The Audit Committee reports to the Board of Directors about such matters and recommends the selection of independent auditors. For fiscal year
                                       2000, Messrs. Edgar Protiva and Anthony
                                       Castor served as members of the Audit
                                       Committee. The Audit Committee met two
                                       times during fiscal year 2000. The Audit
                                       Committee acts under a written charter
                                       adopted by the Board of Directors, a
                                       copy of which is attached to this proxy
                                       statement as Exhibit A. All of the
                                       members of the Audit Committee are
                                       "independent" (as defined by Rule 4200
                                       (a)(15) of the National Association of
                                       Securities Dealers' listing standards.

The Stock Option Committee             The Stock Option Committee administers
                                       Super Vision's 1994 Stock Option Plan.
                                       For fiscal year 2000, Messrs. Edgar
                                       Protiva and Eric Protiva served as
                                       members of the Stock Option Committee.
                                       The Stock Option Committee met one time
                                       and took action by written consent eight times during fiscal year 2000.


How Do We Compensate Our Directors?

Meeting Fees and Expenses              We compensate directors who are not
                                       employees of Super Vision with an annual fee of $1,000 and an annual grant of 1,000 stock options for serving on our Board of Directors. For each Board or
                                       Committee meeting attended in person,
                                       directors receive $500. For meetings
                                       attended via telephone, directors
                                       receive $250. We reimburse all directors for travel and other related expenses incurred in attending stockholder, Board and committee meetings. We do not compensate our employees for service as a director. We do, however, reimburse them for travel and other related expenses.

Stock Awards                           During fiscal year 2000, pursuant to the
                                       1994 Stock Option Plan, we granted
                                       options to purchase 1,000 shares of
                                       Class A common stock to Messrs. Eric
                                       Protiva, Edgar Protiva, Brian McCann,
                                       Anthony Castor, and Fritz Zeck, all
                                       directors of Super Vision. The options
                                       were granted on June 20, 2000 at an
                                       exercise price of $7.63 and vested on
                                       December 20, 2000.

The Executive Officers

         Except for Mr. Larry Calise, whose biography is provided below, the biographies of Super Vision's directors, are included under "Proposal 1: Elect Six Directors," below at pages 13 through 14.

Larry Calise                           Mr. Calise was hired in February 2000 as
Chief Financial Officer                the Company's Chief Financial Officer.
Age 42                                 Prior to this he served as Vice
                                       President of Finance for nStor
                                       Corporation, a manufacturer of
                                       information storage and Raid solutions.
                                       From 1986 through 1996, he held
                                       positions of Controller, VP and
                                       Corporate Controller, and VP Finance and
                                       Administration for Philip Crosby
                                       Associates, which was later acquired by
                                       Alexander Proudfoot PLC, a multinational management consulting firm specializing in productivity and quality management.
                                       From 1982 to 1986, Mr. Calise was an
                                       Audit Supervisor for the CPA firm
                                       PricewaterhouseCoopers LLP.

Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply with
Section 16(a) Beneficial Ownership Reporting in 2000?

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater-than-10% stockholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Super Vision common stock and to provide Super Vision with copies of the reports. Based solely on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for fiscal year 2000.

How Do We Compensate Our Executive Officers?

         The tables below show salaries and bonuses paid during the last three years, options granted in fiscal year 2000 and aggregate options exercised in fiscal year 2000 for our Chief Executive Officer. Super Vision did not have any other executive officers or other employees serving at the end of fiscal 2000 whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            Long-term
                                     Annual compensation              Compensation awards
                               ------------------------------    ---------------------------------
                                                                 Options       LTIP      All other
                                Year      Salary       Bonus   # of Shares    Payouts  Compensation(1)
                               ------    --------    --------    --------    --------     --------
Brett M. Kingstone(2)            2000    $131,192    $  8,010          --          --     $ 16,176
                                 1999    $127,154    $    258          --          --     $ 15,822
                                 1998    $129,846          --          --          --     $ 15,473

---------------
(1) Represents a monthly allowance of $1,000 to include automobile and other related expenses as well as vested portion of Super Vision's 401(k) plan employer match.

(2) Mr. Kingstone is the President and Chief Executive Office of Super Vision International, Inc., and the Chairman of its Board of Directors.

Employment Agreements

          In January 1994, the Company entered into a three-year employment agreement with Brett Kingstone, Chairman of the Board, Chief Executive Officer and President of the Company. The agreement with Mr. Kingstone is renewable automatically for successive one year terms and provides for a base annual salary (subject to annual increases and bonuses at the discretion of the Board of Directors) and a monthly automobile allowance of $1,000.

         In the event of termination of Mr. Kingstone's agreement by the Company other than for cause, the Company has agreed to pay him severance in an amount equal to the annual base salary in effect for the balance of the term of the agreement plus six months. The agreement contains confidentiality and non-competition provisions.

         The Company has no other employment agreements with its employees, although all employees sign confidentiality and non-competition agreements.

  AGGREGATE OPTION EXERCISES DURING FISCAL YEAR 2000 AND YEAR-END OPTION VALUES

         None of the options held by the executive officers listed in the "Summary Compensation Table" above were exercised in fiscal year 2000. The following table shows information about the value of unexercised stock options at December 31, 2000 for the executive officer listed below.

                            Number of Securities Under-     Value of Unexercised In-
                             lying Unexercised Options        the-Money Options at
                               at December 31, 2000           December 31, 2000(1)
                           ----------------------------    ---------------------------
                           Exercisable    Unexercisable    Exercisable   Unexercisable
                           -----------    -------------    -----------   -------------
Brett M. Kingstone....        54,000         10,000              --             --

-------------
(1) The dollar values of any In -the-Money Options would be calculated by determining the difference between $6.25 per share, the closing bid price of common stock on December 29, 2000, and the exercise price of the stock options. "In-the-Money" stock options are options for which the exercise price is less than the market price of the underlying stock on a particular date.

                             1994 STOCK OPTION PLAN

         Super Vision's employees, officers, directors and consultants or advisers are eligible to receive incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. The plan, which expires in January 2004, is administered by the Stock Option Committee of the Board of Directors. The purposes of the plan are to ensure the retention of existing executive personnel, key employees, directors, consultants and advisors who are expected to contribute to the future growth and success of Super Vision and to provide additional incentive by permitting such individuals to participate in the ownership of Super Vision. The criteria utilized by the committee in granting options pursuant to the plan are consistent with these purposes.

         Options granted under the Plan may be either incentive options or non-qualified options. Incentive options granted under the Plan are exercisable for a period of up to 10 years from the date of grant. No options may be granted under the plan after January 2004. Options may be granted only to such employees, officers, directors, consultants and advisors as the committee shall select from time to time in its sole discretion, but only employees of Super Vision shall be eligible to receive incentive options.

         An optionee may be granted more than one option under the plan. The committee will, in its discretion, determine (subject to the terms of the plan) who will be granted options, the time or times at which options shall be granted, the number of shares subject to each option, whether the options are incentive options or non-qualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contribution to the success of Super Vision and such other factors deemed relevant in accomplishing the purpose of the plan.

         The Plan may be amended or terminated by the Board of Directors at any time. Any amendment which would increase the aggregate number of shares of Class A common stock as to which options may be granted under the plan, materially increase the benefits under the plan, or modify the class of persons eligible to receive options under the plan shall be subject to the approval of the stockholders of Super Vision. No amendment or termination may adversely affect any outstanding option without the written consent of the optionee.

                    ARRANGEMENTS WITH OFFICERS AND DIRECTORS

         Prior to September 1996, Super Vision's executive offices and production facilities were located in Orlando, Florida in approximately 17,000 square feet of leased space. Max King Realty, an entity controlled by Mr. Kingstone, owned the building, which housed Super Vision's executive offices. On September 27, 1996, Super Vision entered into a lease agreement with Max King Realty for new warehouse and office space. The new space consists of approximately 70,000 square feet that Super Vision began occupying on August 15, 1997. The lease term expires in June 2012. Rental payments in 2000 amounted to approximately $581,520.

         On September 25, 1996, the Company entered into a Stock Purchase Agreement and a Distributorship Agreement with Hayward Industries, Inc ("Hayward"). Under the terms of the Distributorship Agreement as amended on January 10, 2000, Hayward acts as the exclusive, worldwide distributor for Super Vision in the pool, spa and hot tub market. Under the terms of the Stock Purchase Agreement, Hayward purchased 249,480 shares of Super Vision's Class A common stock from Super Vision, at a price of $8.02 per share. In addition, Super Vision granted warrants for the purchase of up to 249,480 additional shares, at an exercise price of $8.02 per share. Vesting of the warrants is tied to achievement of minimum purchase commitments contained in the Distributorship Agreement. The warrants have a 10-year life and expire September 25, 2006. As of December 31, 2000, total vested warrants related to Hayward's achievement of minimum purchase commitments were 199,584.

         Super Vision has granted Hayward rights of first refusal to acquire any securities proposed to be sold by Super Vision to competitors of Hayward. Super Vision has granted Hayward certain registration rights with respect to the shares of common stock acquired under the Stock Purchase Agreement and shares issuable upon exercise of the warrants described above under the Securities Act of 1933, as amended. Hayward also has the right to designate one director to Super Vision's Board of Directors, but has not designated a director as of this time.

         The Company derived approximately 28% of its total revenues from Hayward in 2000 compared to approximately 19% in 1999. The Company was recently notified by Hayward of an alleged intentional violation by the Company of the distributorship agreement to which the Company and Hayward are parties as a result of the Company's sale of its products into the exclusive swimming pool, spa and hot tub market granted to Hayward thereunder. Hayward has informed the Company that it believes that the alleged violation is a material and non-curable breach of the distributorship agreement. As a result, the Company and Hayward have commenced negotiations with respect to the alleged breach and the terms of their relationship. The Company expects that these negotiations will lead to the termination of this relationship and the distributorship agreement; however, there can be no assurance that the parties will be able to negotiate an acceptable agreement regarding the foregoing.

         On November 23, 1998, Super Vision entered into a Stock Purchase Agreement with Cooper Lighting, Inc., a subsidiary of Cooper Industries, Inc ("Cooper"). (a New York Stock Exchange company trading under the symbol "CBE"), pursuant to which Super Vision sold to Cooper 250,369 shares of its Class A common stock for a purchase price of $2,000,000. In addition, Super Vision entered into a Distributorship Agreement with Cooper Lighting Inc. and Cooper Industries (Canada), Inc., another subsidiary of Cooper Industries, Inc., collectively, pursuant to which Cooper Lighting, Inc. and Cooper Canada were granted the exclusive distribution rights in the United States and Canada to Super Vision's fiber optic products in the commercial, residential, industrial, institutional and public transportation markets. Super Vision and Cooper mutually agreed to terminate the Distributorship Agreement effective as of December 31, 2000.

         Effective July 10, 2000, Cooper notified the Company that Cooper did not meet its minimum purchase commitment for the year ended December 31, 1999 and would not meet its purchase commitment for the year ending December 31, 2000, and further advised the Company that Cooper will not make up the deficiencies pursuant to its option in the Distributorship Agreement to maintain its exclusive sales rights in the Territory's Exclusive Market for the Company's products. Upon this notification, the Company exercised its option to not excuse the deficiency and terminate Cooper's exclusive rights to distribute, market and sell the Company's products within the Territory's Exclusive Market. Effective midnight on October 31, 2000, Cooper's exclusive rights for sale of the Company's products in the Territory's Exclusive Market terminated. Cooper's ten year warrant to purchase an additional 250,369 shares of Class A common stock of Super Vision at $8.02 per share based on achievement of minimum purchase commitments was also terminated midnight October 31, 2000. Cooper Lighting, Inc., also has the right to designate one director to Super Vision's Board of Directors, and in January 1999, Cooper Lighting, Inc., appointed Fritz Zeck to the Board of Directors of Super Vision. For more information about Mr. Zeck, see "Proposal 1: Elect Six Directors", below at pages 13 to 14.

         Separate from the Distributorship Agreement, the Company received an order to supply outdoor lighting products from Regent Lighting Corporation an affiliate of Cooper Lighting. The Company derived approximately $1,525,000 and 13% of its total revenues from Regent Lighting Corporation in 2000.

Proposal 1: Elect Six Directors

         The Board has nominated six directors for election at the Annual Meeting to serve until the 2002 Annual Meeting of Stockholders, or until their successors are elected and qualified. All nominees are currently directors of Super Vision.

         If any of the nominees should become unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

                                       Nominees

Brett M. Kingstone                     Mr. Kingstone has been Chairman of the
Chief Executive Officer, President     Board, Chief Executive Officer and
and Chairman of Board of Directors     President of Super Vision since July
Age 41                                 1999. From November 1997 to July 1999
                                       Mr. Kingstone served as Chairman and
                                       Chief Executive Officer. From the
                                       Company's inception to November 1997 he
                                       was Chairman, Chief Executive Officer
                                       and President. From October 1985 until
                                       January 1991, Mr. Kingstone served as an independent consultant in the area of fiber optic technology. Prior to that, from December 1988 until October 1989, he served as President of Fibermedia
                                       Corporation in Boulder, Colorado. From
                                       January 1984 to August 1985, he was a
                                       partner in Kingstone Prato, Inc., a
                                       venture capital partnership in Boulder,
                                       Colorado. From August 1981 through
                                       December 1983, he served as Vice
                                       President of Sales of Gekee

                                       Fiber Optics, Inc. in Palo Alto,
                                       California. Mr. Kingstone is a graduate
                                       of Stanford University and the author of two books - The Student Entrepreneur's Guide (McGraw-Hill) and The Dynamos (John Wiley & Sons; Koksaido Press).

Edgar Protiva                          Mr. Protiva became a director of Super
Director                               Vision in March 1994. From 1980 to
Age 61                                 present, Mr. Protiva has been engaged in
                                       merchant banking with K.C.L. Associates.
                                       Mr. Protiva is the brother of Eric
                                       Protiva, another director of the
                                       Company.

Eric V. Protiva                        Mr. Protiva became a director of Super
Director                               Vision in March 1994. From 1982 to
Age 65                                 present Mr. Protiva has been the Chief
                                       Executive Officer of AMS Electronic
                                       GmbH, an entity headquartered in Munich, Germany which he founded in 1982. AMS
                                       Electronic GmbH changed its name in 1999 and is now known as EGORA Holding GmbH.
                                       EGORA Holding GmbH, together with its
                                       majority-owned subsidiaries, is engaged
                                       in the electronic and fiber optics
                                       components and systems business in
                                       Europe. Mr. Protiva also serves as
                                       director of ADVA Optical Networking AG.
                                       Mr. Protiva is the brother of Edgar
                                       Protiva, another director of the
                                       Company.

Brian McCann                           Mr. McCann became a director of Super
Director                               Vision in October 1995. From February
Age 35                                 1998 until present, Mr. McCann has
                                       served as the President of ADVA Optical
                                       Networking, Inc., which provides optical networking solutions for computer operating systems. From 1996 to 1998, Mr. McCann was the Vice President of
                                       North American Business Development for
                                       ADVA GmbH Optical Solutions of Munich,
                                       Germany. From 1987 to 1996, Mr. McCann
                                       has held successive positions as
                                       Director of Sales and Marketing and
                                       Product Manager for 3M Specialty Optical
                                       Fibers.

Anthony T. Castor III                  Mr. Castor became a director of Super
Director                               Vision in September 1996. Currently, Mr.
Age 49                                 Castor is serving as Vice Chairman and
                                       Director of Lynch Corporation, a
                                       producer of adhesive and coating systems as well as capital equipment for the electronic display and consumer tableware industries. He is also serving as President and Chief Executive Officer of Spinnaker Corporation which is a subsidiary of Lynch Corporation. Mr.
                                       Castor continues to serve as President
                                       and Chief Executive Officer of the
                                       Morgan Group, a specialty transportation company. Mr. Castor also serves as a director for the Morgan Group, Inc. From
                                       January 1998 until January 2000, Mr.
                                       Castor has served as President and Chief
                                       Executive Officer of Precision
                                       Industrial Corporation, a worldwide
                                       supplier of capital equipment for
                                       processing sheet metal. From 1994 until
                                       December 1997, Mr. Castor was the
                                       President and Chief Executive Officer of
                                       Hayward Industries, Inc., a supplier of
                                       pumps, filters, heaters and other
                                       accessories for the pool and spa
                                       industries and industrial equipment.
                                       From 1987 to 1993, Mr. Castor was
                                       Corporate Vice President of Crompton &
                                       Knowles Corporation, a supplier of
                                       specialty chemicals and process
                                       equipment and President of its
                                       wholly-owned subsidiary, Ingredient
                                       Technology Corporation.

Fritz Zeck                             Mr. Zeck became a director of Super
Director                               Vision in January 1999. Since 1994, Mr.
Age 60                                 Zeck has served as President of Cooper
                                       Lighting. Prior to this he served as
                                       Vice President of Sales for Cooper
                                       Lighting since he started in 1985. Mr.
                                       Zeck joined Metalux in 1976 where he was Regional Sales Manager for the Central portion of the United States. He founded
                                       Lumark Lighting in 1978, which was a
                                       division of Metalux.

--------------------------------------------------------------------------------
        The Board recommends that you vote "FOR" the election of all six nominees for director.
--------------------------------------------------------------------------------

         Proposal 2:  Ratify Selection of Independent Auditors for 2001

         We are asking you to ratify the Board's selection of Ernst & Young LLP, certified public accountants, as independent auditors for fiscal year 2001. The Audit Committee recommended the selection of Ernst & Young to the Board. Ernst & Young has served as the independent auditors of Super Vision International since September 1997.

         Audit Fees. Ernst & Young LLP billed the Company $64,700, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the interim financial statements included in the Company's Forms 10-QSB filed during the fiscal year ended December 30, 2000.

         Financial Information Systems Design and Implementation Fees. Ernst & Young LLP provided no professional services to the Company of the nature described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X during the fiscal year ended December 31, 2000.

         All Other Fees. Ernst & Young LLP billed the Company $ 850, in the aggregate, for all other services rendered by them (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 31, 2000. This amount generally included fees for accounting consultations.

         A representative of Ernst & Young will attend the Annual Meeting to answer your questions.

         We are submitting this proposal to you because the Board believes that such action follows general corporate practice. If you do not ratify the selection of independent auditors, the Board will consider it a direction from you to consider selecting other auditors for next year. However, even if you ratify the selection, the Board may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of Super Vision and our stockholders.

--------------------------------------------------------------------------------
                    The Board recommends that you vote "FOR"
              ratification of the selection of Ernst & Young LLP as
                         independent auditors for 2001.
--------------------------------------------------------------------------------

         A COPY OF SUPER VISION'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH FINANCIAL STATEMENTS AND THE SCHEDULES THERETO BUT WITHOUT ANY OTHER EXHIBITS, WILL BE MAILED TO THE STOCKHOLDERS OF SUPER VISION UPON REQUEST AND WITHOUT CHARGE.

         For Further information on obtaining the 2000 Annual Report, see "How Can I Obtain an Annual Report on Form 10-KSB", above at page 7.

                             AUDIT COMMITTEE REPORT

         In connection with the preparation and filing of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000:

         o The Audit Committee reviewed and discussed the audited financial statements with management;

         o The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61; and

         o The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000.

         Edgar Protiva
         Anthony T. Castor III

                                  OTHER MATTERS

         Management does not know of any matters to be presented for action at the meeting other than the election of directors and the ratification of the independent auditors, as further described in the Notice of Annual Meeting of Stockholders. However, if any other matters come before the Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                     INFORMATION ABOUT STOCKHOLDER PROPOSALS

         Any stockholder who desires to present a proposal qualified for inclusion in our proxy materials relating to our 2002 Annual Meeting must forward the proposal to the Secretary at the address set forth below in time to arrive at our offices no later than December 4, 2001. This deadline will change in accordance with the rules and regulations promulgated by the Securities and Exchange Commission if the date of the 2002 Annual Meeting is 30 calendar days earlier or later than May 4, 2002. The notice provided by the stockholders must contain:

         o        a complete and accurate description of the proposal;

         o a statement that the stockholder (or the stockholder's legal representative) intends to attend the meeting and present the proposal and that the stockholder intends to hold of record securities entitled to vote at the meeting through the meeting date;
         o the stockholder's name and address and the number of shares of our voting securities that the stockholder holds of record and beneficially as of the notice date; and
         o a complete and accurate description of any material interest of such stockholder in such proposal.

         All stockholder proposals are subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (regardless of whether included in the proxy materials), and applicable Delaware law.

         Under the proxy rules, in the event Super Vision receives notice of a stockholder proposal to take action at the next annual meeting that is not submitted for inclusion in the proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by Super Vision to its stockholders will have the discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at our offices by February 15, 2002.

         If you wish to submit a stockholder proposal for the 2002 Annual Meeting of Stockholders or if you would like a copy of our Bylaws (without charge), please write to the Corporate Secretary, Super Vision, 8210 Presidents Drive, Orlando, Florida 32809.


                                         By order of the Board of Directors,


                                         /s/Brett M. Kingstone
                                         Chairman of the Board, President and
                                         Chief Executive Officer

April 3, 2001

                                    EXHIBIT A

                   AUDIT COMMITTEE FOR THE BOARD OF DIRECTORS
                           SUPER VISION INTERNATIONAL
                                     CHARTER

Organization

There shall be an independent committee of the board of directors to be known as the audit committee. This charter governs the operations of the audit committee. The audit committee shall be composed of directors who are independent of management and of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, management of the corporation.

Responsibilities

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

In carrying out these responsibilities, the audit committee will:

o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annual, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o Meet with the independent auditors to discuss the overall scope and plans of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o Review the financial statements to be included in the annual report on Form 10-KSB with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders, including their judgment about quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Any changes in accounting principles should be reviewed. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors. Annually prepare a report to shareholders as required by SEC regulations. The report should be included in the Company's annual proxy statement.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o As the independent auditors are ultimately accountable to the Committee and the Board, review the independence and performance of the auditors

o On an annual basis, review and discuss with the independent auditors all significant relationships they have with or services they provide to the Company that could impair their objectivity and independence.

o Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

o        Review and reassess the adequacy of this Charter at least annually.
         Submit the charter to the Board for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

                        SUPER VISION INTERNATIONAL, INC.
     Proxy for 2001 Annual Meeting of Stockholders to be held on May 4, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Super Vision International, Inc. hereby constitutes and appoints Brett M. Kingstone, as attorney and proxy, with the power to appoint a substitute, and hereby authorizes him to represent and vote, as designated below, all of the shares of common stock of Super Vision which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Super Vision to be held Friday, May 4, 2001, or at any and all adjournments or postponements thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 3, 2001.

Proposal 1:       To consider and act upon a proposal to elect Messrs. Brett
                  M. Kingstone, Edgar Protiva, Eric Protiva, Brian McCann,
                  Anthony Castor III and Fritz Zeck as directors to hold office for one-year terms or until their successors are elected and qualified.

                  [ ] FOR ELECTION OF ALL NOMINEES (except as shown below)
                  [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

                  Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below:

                  Brett M. Kingstone      Edgar Protiva             Eric Protiva
                  Brian McCann            Anthony Castor III        Fritz Zeck

Proposal 2:       To appoint Ernst & Young LLP as independent auditors for 2001.

                  [ ] FOR APPOINTMENT    [ ] AGAINST APPOINTMENT     [ ] ABSTAIN

Proposal 3.       In their discretion, the proxies are authorized to vote
                  upon such other business as may properly come before the meeting or any and all adjournments thereof.

                  [ ] AUTHORIZED TO VOTE             [ ] ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED, FOR THE INDEPENDENT AUDITORS, AND THE PROXY HOLDERS WILL VOTE ON ANY MATTER UNDER PROPOSAL NO. 3 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

         Please mark, date and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please specify your full title as such.

Dated:
      -------------------------          ---------------------------------------
                                         Signature

Dated:
      -------------------------          ---------------------------------------
                                         Signature if held jointly